                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 - K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): February 20, 2001


                             STC BROADCASTING, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        333-29555                                       75-2676358
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


         720 2nd Avenue South
        St. Petersburg, Florida                             33701
----------------------------------------                  ----------
(Address of Principal Executive Offices)                  (Zip Code)


                                 (727) 821-7900
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.  REGULATION FD DISCLOSURE

         With the adoption by the Securities and Exchange Commission ("SEC") of Regulation FD ("Full Disclosure"), the Company believes that it is important to provide guidance to our Senior Subordinate Debt holders.

         See the attached earnings guidance for the year ended December 31, 2000 and guidance on certain forecasted financial information for the quarter ending March 31, 2001. On March 1, 2001, the Company anticipates filing its SEC Form 10-K for the year ended December 31, 2000. A conference call is scheduled for 11:00 AM EST, March 5, 2001 to discuss the Company's operation for year ended December 31, 2000 and the 2001 first quarter projections. The call in number is 1-800-377-9997. Ask for the STC Broadcasting conference call, Mr. Sandy DiPasquale, Moderator. You will be requested to give your name and the name of your company. Only bondholders and analysts will be allowed to ask questions. All other parties will be in a listen only mode.

         This current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical facts included herein may constitute forward-looking statements. The Company has based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that our assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks uncertainties and assumptions including increased competition, increased costs, changes in network compensation agreements, impact of future acquisitions and dispositions, loss or retirement of key members of management, inability to realize our acquisition strategy, increases in costs of borrowings, unavailability of additional debt and equity capital, adverse state or federal legislation or changes in FCC policies, and changes in general economic conditions. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



                                      -2-

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                                  SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STC BROADCASTING, INC.

Date: February 20, 2001                     By: /s/ David A. Fitz
                                                -------------------------------
                                                    David A. Fitz
                                                    Senior Vice President and
                                                    Chief Financial Officer

                                          STC BROADCASTING INC. RELEASES 2000 FINANCIAL GUIDANCE
                                                            Dollars in Thousands

                                                        UNAUDITED               UNAUDITED PROFORMA
                                                 YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                   2000          1999           2000           1999
                                                ---------      ---------      ---------      --------

STATEMENT OF OPERATIONS DATA:

Gross Revenues

  Local                                         $  43,303      $  49,121      $  37,473      $ 37,531
  National                                         24,723         30,161         20,584        23,026
  Political                                         7,501            462          7,127           380
                                                ---------      ---------      ---------      --------
    Gross time sales                               75,527         79,744         65,184        60,937
  Network                                           4,045          5,340          2,928         3,262
  Income from Joint Operating Agreement             4,279          3,622          4,279         3,622
  Income from Time Brokerage Agreement              3,677              0              0             0
  Revenues Realized from Barter Transactions        2,577          2,913          2,050         2,020
  Other                                             1,486          1,618          1,337         1,086
                                                ---------      ---------      ---------      --------
        Total Gross Revenues                       91,591         93,237         75,778        70,927
  Less Agency and Rep Commissions                  11,360         12,080          9,783         9,304
                                                ---------      ---------      ---------      --------
  Net Revenues                                     80,231         81,157         65,995        61,623

Operating Expenses:
  Station Operating                                21,331         25,144         18,030        18,779
  Selling, General & Administrative                18,610         19,322         15,970        14,671
                                                ---------      ---------      ---------      --------
        Total operating, selling, general
          and administrative                       39,941         44,466         34,000        33,450
  Realized from Barter Transactions                 2,415          2,947          1,913         2,068
  Depreciation                                     13,933         13,405         11,441        10,804
  Amortization                                     22,723         22,984         17,308        17,305
  Corporate Expenses                                3,927          3,499          3,927         3,499
                                                ---------      ---------      ---------      --------
            Operating loss                      $  (2,708)     $  (6,144)     $  (2,594)     $ (5,503)
                                                =========      =========      =========      ========


OTHER FINANCIAL DATA:

Station Operating Income(1)
  STC Managed Stations                          $  33,533      $  30,250      $  25,765      $ 22,625
  Providence                                        4,180          3,528          4,180         3,528
                                                ---------      ---------      ---------      --------
                                                $  37,713      $  33,778      $  29,945      $ 26,153
                                                =========      =========      =========      ========


Broadcast Cash Flow(2)                          $  37,556      $  33,564      $  29,742      $ 26,057
Broadcast Cash Flow Margin                           46.8%          41.4%          45.1%         42.3%
Amortization of Program Rights                  $   5,013      $   6,178      $   4,360      $  4,970
Payments on Program Rights                          5,332          6,358          4,700         5,018

BALANCE SHEET DATA:

Cash and Cash equivalents                       $   5,206      $   3,909      $  63,024
Total Assets                                      348,757        384,173        339,995
Long Term Debt: (including current  portion)
  Senior Credit Agreement                          95,250         99,750         27,250
  Senior Subordinated Notes                       100,000        100,000        100,000
Redeemable Preferred Stock
  Series A                                         49,870         43,196         49,870
  Series B                                         28,092         24,305         28,092
Stockholder's Equity                               48,759         70,425        103,931

----------

(1) Station operating income is equal to net revenues (excluding barter revenue) less station operating (film costs on amortized basis) and selling general and administrative.

(2) Broadcast cash flow consists of operating loss plus depreciation of property and equipment, amortization of intangible assets and other assets, amortization of program rights, and corporate expenses minus payments on program rights.




The unaudited proforma financial information presents the results of operations of the Stations owned by the Company at December 31, 2000, for all periods presented with the proforma exclusion of WJAC and WTOV revenues and operating expenses for 2000 and 1999 and WROC revenues and expenses for 1999. The 1999 numbers include an adjustment for January 1999 for WUPW. Time Brokerage Agreement fees paid by Cox to the Company have been excluded as a proforma adjustment for all periods presented.


                                         STC BROADCASTING INC. RELEASES 2001 FINANCIAL GUIDANCE
                                                           Dollars in Thousands

                                                                                PROFORMA
                                               QUARTER ENDED MARCH 31,   QUARTER ENDED MARCH 31,
                                                  2001         2000         2001         2000
                                               FORECASTED    UNAUDITED   FORECASTED    UNAUDITED
                                               ----------    ---------   ----------    ---------

STATEMENT OF OPERATIONS DATA:
Gross Revenues:
  Local                                         $  8,447     $ 10,978     $  8,447     $  8,760
  National                                         4,483        6,757        4,483        5,273
  Political                                           41          503           41          409
                                                --------     --------     --------     --------
  Gross time sales                                12,971       18,238       12,971       14,442
  Network                                            564        1,199          564          725
  Income from Joint Operating Agreement              539          616          539          616
  Income from Time Brokerage Agreement                90            0            0            0
  Revenues Realized from Barter Transactions         498          712          498          491
  Other                                              500          544          500          458
                                                --------     --------     --------     --------
        Total Gross Revenues                      15,162       21,309       15,072       16,732
Less Agency and Rep Commissions                    1,894        2,742        1,894        2,168
                                                --------     --------     --------     --------
        Net Revenues                              13,268       18,567       13,178       14,564
Operating Expenses:
  Station Operating                                4,437        6,086        4,437        4,678
  Selling, General & Administrative                4,006        5,153        4,006        4,101
                                                --------     --------     --------     --------
        Total operating, selling, general
          and administrative                       8,443       11,239        8,443        8,779
  Realized from Barter Transactions                  499          641          499          446
  Depreciation                                     3,168        3,436        3,168        2,816
  Amortization                                     4,329        5,671        4,329        4,565
  Corporate Expenses                                 929          802          929          802
                                                --------     --------     --------     --------
            Operating loss                      $ (4,100)    $ (3,222)    $ (4,190)    $ (2,844)
                                                ========     ========      =======      =======

OTHER FINANCIAL DATA:

Station Operating Income(1)
  STC Managed Stations                          $  3,815     $  6,026      $ 3,725      $ 4,704
  Providence                                         512          590          512          590
                                                --------     --------      -------      -------
                                                $  4,327     $  6,616      $ 4,237      $ 5,294
                                                ========     ========      =======      =======

Broadcast Cash Flow(2)                             4,327        6,692        4,282        5,333
Broadcast Cash Flow Margin                         32.95%       36.04%       32.49%       36.62%
Amortization of Program Rights                  $    940     $  1,506      $   940      $ 1,230
Payments on Program Rights                           894        1,501          894        1,236

----------
(1) Station operating income is equal to net revenues (excluding barter revenue) less station operating (film costs on amortized basis) and selling general and administrative.

(2) Broadcast cash flow consists of operating loss plus depreciation of property and equipment, amortization of intangible assets and other assets, amortization of program rights, and corporate expenses minus payments on program rights.


The unaudited proforma financial information presents the results of operations of the Stations owned by the Company at December 31, 2000, for all periods presented with the proforma exclusion of WJAC and WTOV revenues and operating expenses for 2000.